The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
Washington Mutual Investors FundSM
Prospectus Supplement

December 26, 2012
(for prospectuses dated July 1, 2012 – October 1, 2012)

1.  The paragraph under the heading "Business manager" in the "Management and organization" section of the Prospectus is amended in its entirety to read as follows:

Business manager Washington Management Corporation or its predecessors has, since the fund’s inception, provided the services necessary to carry on the fund’s general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the fund’s contractual service providers, including custodian operations, shareholder services and fund share distribution functions. Pursuant to a merger agreement that became effective as of December 21, 2012, Washington Management Corporation is a wholly owned subsidiary of Capital Research and Management Company. Washington Management Corporation maintains its principal business address at 333 South Hope Street, Los Angeles, California 90071, and 6455 Irvine Center Drive, Irvine, California 92618.

2.  The section under the heading "E-delivery and household mailings" on the back cover of the Prospectus is amended in its entirety to read as follows:

E-delivery and household mailings

Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, americanfunds.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at 800/421-4225 or write to the secretary of the fund at 6455 Irvine Center Drive, Irvine, California 92618.

Keep this supplement with your prospectus.

MFGEBS-056-1212P  Printed in USA  CGD/AFD/10039-S35623

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/ JENNIFER L. BUTLER
JENNIFER L. BUTLER
SECRETARY

Washington Mutual Investors FundSM

Part B
Statement of Additional Information

July 1, 2012
(as supplemented December 26, 2012)

This document is not a prospectus but should be read in conjunction with the current prospectus of Washington Mutual Investors Fund (the “fund” or “WMIF”) dated July 1, 2012. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

Washington Mutual Investors Fund
Attention: Secretary
6455 Irvine Center Drive
Irvine, California 92618
866/421-2166

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

Class A	AWSHX	Class 529-A	CWMAX	Class R-1	RWMAX
Class B	WSHBX	Class 529-B	CWMBX	Class R-2	RWMBX
Class C	WSHCX	Class 529-C	CWMCX	Class R-3	RWMCX
Class F-1	WSHFX	Class 529-E	CWMEX	Class R-4	RWMEX
Class F-2	WMFFX	Class 529-F-1	CWMFX	Class R-5	RWMFX
				Class R-6	RWMGX

 Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

General guideline

•
As set forth in its Prospectus, generally common stocks and securities convertible into common stocks meeting the fund’s Investment Standards and of issuers on the fund’s Eligible List may be purchased by the fund; however, the fund may also hold, to a limited extent, short-term U.S. government securities, other money market instruments, cash and cash equivalents.

*     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

 Description of certain securities and investment techniques

The descriptions below are intended to supplement the material in the prospectus under “Investment objective, strategies and risks.”

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Securities with equity and debt characteristics — The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa.These securities ordinarily do not have voting rights and, prior to conversion, may pay a fixed rate of interest or a dividend. They may have preference over common stocks with respect to dividends and any residual assets after payment to creditors should the issuer be dissolved. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

Securities of issuers outside the U.S. — The fund may invest up to 10% of its assets in securities of certain companies domiciled outside of the United States (that is not organized under the laws of the United States or any state thereof or the District of Columbia) and not included in the Standard & Poor’s 500 Composite Index as further described below under "The fund and its investment policies." Securities of issuers domiciled outside the U.S. may be subject to certain risks different from those of investing in U.S. based companies. These include less publicly available information about issuers and securities, different accounting, auditing and financial reporting regulations and practices, changing economic, political and social conditions, and risks associated with foreign currency exchange rates and foreign trading markets. These securities, when held by the fund, are usually in the form of American Depositary Receipts (“ADRs”) which are typically issued by a U.S. bank or trust company evidencing ownership of an underlying foreign security. Investing in securities of issuers domiciled outside the U.S. that are traded in the U.S. or through ADRs may help to avoid certain foreign currency risks. Investing through ADRs may, however, make it more difficult to exercise all of the rights that customarily attach to share ownership.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include The Federal Financing Bank (FFB), the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less; and (e) corporate bonds and notes that mature or that may be redeemed, in one year or less.

*     *     *     *     *     *

Portfolio turnover — The fund’s portfolio turnover rates for the fiscal years ended April 30, 2012 and 2011 were 22% and 25%, respectively, and the average of the last five years was 25%. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio was replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover for each of the last five fiscal years.

With the fund’s focus on long-term investing, the fund does not engage in high portfolio turnover (100% or more). High turnover generates greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of excessive short-term capital gains, which are taxable at the highest rate when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.

The fund and its investment policies

The fund has Investment Standards based upon criteria originally established by the United States District Court for the District of Columbia for determining the eligibility of securities under the Court’s Legal List procedure which was in effect for many years. The fund has an Eligible List of investments based upon its Investment Standards. The fund’s Investment Standards encompass numerous criteria that govern which securities may be included on the fund’s Eligible List. Currently, those criteria include, for example: (i) a security shall be listed on the New York Stock Exchange (“NYSE”) or meet the financial listing requirements of the NYSE (the applicable listing requirements are set forth in Section 1 of the Listed Company Manual of the NYSE); (ii) most companies must have fully earned their dividends in at least four of the past five years (with the exception of certain banking institutions) and paid a dividend in at least eight of the past ten years; (iii) issuing companies must meet both initial and ongoing market capitalization requirements; (iv) non-dividend paying companies are limited to 5% of the fund’s total assets at the time of the investment and must meet other additional requirements which are generally more stringent than the fund’s other standards applicable to dividend paying companies; (v) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by Standard & Poor’s; (vi) banks, insurance companies and other financial institutions must have capital funds of at least $1 billion; and (vii) companies must not derive the majority of their revenues from alcohol or tobacco products.

Although the fund generally invests in U.S. companies, the fund may invest up to 10% of its assets in securities of certain companies domiciled outside the United States if they meet the fund’s Investment Standards, including certain requirements designed specifically for companies domiciled outside the U.S. Among other things, the Investment Standards require that any such company must have an economic nexus to the U.S. and must have a security, typically an ADR, which trades regularly in the U.S. Companies that are included in the Standard & Poor’s 500 Composite Index do not count towards this 10% limit. This Index may, from time to time, include a few companies whose corporate domiciles are outside the U.S. The fund may also hold securities of companies domiciled outside the U.S. when such companies have merged with or otherwise acquired a company in which the fund held shares at the time of the merger.

The Investment Standards are periodically reviewed by the fund’s board of trustees, investment adviser and business manager. Although the Investment Standards are not changed frequently, modifications may be made, with the approval of the fund’s board of trustees, as a result of economic, market or corporate developments. The investment adviser is required to select the fund’s investments exclusively from the issuers on the Eligible List. The investment adviser monitors the Eligible List and makes recommendations to the board of trustees of additions to, or deletions from, the Eligible List for continued compliance with the fund’s Investment Standards.

It is believed that in applying the above disciplines and procedures, the fund makes available to pension and profit-sharing trustees and other fiduciaries a prudent stock investment and a continuity of investment quality which it has always been the policy of the fund to provide. However, fiduciary investment responsibility and the Prudent Investor Rule involve a mixed question of law and fact which cannot be conclusively determined in advance. Moreover, recent changes to the Prudent Investor Rule in some jurisdictions speak to an allocation of funds among a variety of investments. Therefore, each fiduciary should examine the common stock portfolio of the fund to see that it, along with other investments, meets the requirements of the specific trust. The Investment Standards are not part of the fund’s Investment Restrictions discussed below.

 Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1.Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a.	Borrow money;

b.	Issue senior securities;

c.	Underwrite the securities of other issuers;

d.	Purchase or sell real estate or commodities;

e.	Make loans; or

f.	Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2.The fund may not invest in companies for the purpose of exercising control or management.

3.The fund may not invest more than 5% of net assets in money market instruments, after allowing for sales of portfolio securities and fund shares within 30 days and the accumulation of cash balances representing undistributed net investment income and realized capital gains, in order to maintain a fully invested portfolio.

Nonfundamental policies — The following policy may be changed by the board of trustees without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33⅓% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33⅓% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

The fund currently does not intend to engage in securities lending, purchase securities on margin, sell securities short or invest in puts, calls, straddles or spreads or combinations thereof.

 Management of the fund

Board of trustees and officers

“Independent” trustees1

The fund’s governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Nariman Farvardin, 55 Trustee (2007)	President, Stevens Institute of Technology; former Senior Vice President for Academic Affairs & Provost, University of Maryland; former Dean, The A. James Clark School of Engineering, University of Maryland	3	JPMorgan Value Opportunities Fund, Inc.

• Senior management experience, educational institution

• Corporate board experience

• Professor, electrical and computer engineering

• Service on advisory boards and councils for educational, nonprofit and governmental organizations

• M.S. and Ph.D., Electrical Engineering

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Barbara Hackman Franklin, 72 Trustee (2005)	President and CEO, Barbara Franklin Enterprises (international business and corporate governance consulting)	3	Aetna, Inc.; The Dow Chemical Company (until 2012); JPMorgan Value Opportunities Fund, Inc.

• Former U.S. Secretary of Commerce

• Former Commissioner, U.S. Consumer Product Safety Commission

• Former White House staff member

• Corporate board experience

• Service on advisory councils and commissions for industry, accounting, international and governmental organizations

• Chairman, National Association of Corporate Directors

• Business consulting

• M.B.A.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Mary Davis Holt, 61 Trustee (2010)	Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life, Inc.	1	None	• Senior corporate management experience • Corporate board experience • Service on advisory and trustee boards of education, business and nonprofit organizations • M.B.A.
R. Clark Hooper, 66 Trustee (2003)	Private investor	67	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.	• Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) • Service on trustee boards for charitable, educational and nonprofit organizations

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
James C. Miller III, 70 Trustee (1992)	Senior Advisor, Husch Blackwell LLP; former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting)	3	Clean Energy Fuels Corporation; JPMorgan Value Opportunities Fund, Inc.

• Former Chairman, U.S. Federal Trade Commission

• Former Director, U.S. Office of Management and Budget

• Former Chairman, U.S. Postal Service

• Corporate board experience

• Service as Chief Executive Officer

• Economic consulting

• B.B.A. and Ph.D., Economics

Donald L. Nickles, 63 Trustee (2007)	Chairman and CEO, The Nickles Group (consulting and business venture firm); former United States Senator	1	Chesapeake Energy Corporation (until 2012); JPMorgan Value Opportunities Fund, Inc. (until 2011); Valero Energy Corporation	• Service as U.S. Senator, including Senate leadership positions • Corporate board experience • Business management experience

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
William J. Shaw, 66 Trustee (2009)	Chairman of the Board, Marriott Vacations Worldwide; former Vice Chairman (until 2011) and former President and COO, Marriott International, Inc. (until 2009)	3	The Carlyle Group; Marriott Vacations Worldwide; Marriott International, Inc. (until 2011)

• Corporate board experience

• Service as Chief Operating Officer

• Service as Chief Financial Officer

• Certified Public Accountant

• Service on advisory and trustee boards for charitable, educational and nonprofit organizations

• M.B.A.

J. Knox Singleton, 63 Chairman of the Board (Independent and Non-Executive) (2001)	President and CEO, INOVA Health System	3	Healthcare Realty Trust, Inc.; JPMorgan Value Opportunities Fund, Inc.	• Corporate board experience • Service as Chief Executive Officer • Service on boards of community and nonprofit organizations • Master’s, Health Administration

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Lydia W. Thomas, 67 Trustee (2010)	Corporate director; former President and CEO, Noblis, Inc.	1	Cabot Corporation; Mueller Water Products Inc.

• Corporate board experience

• Service as Chief Executive Officer

• Service on advisory boards and councils for business, national security, educational and governmental organizations

• M.S., Microbiology; Ph.D., Cytology

“Interested” trustees5,6

Interested trustees are officers and directors of Capital Research and Management Company, the fund’s investment adviser, or formerly an officer and director of Washington Management Corporation, the fund’s business manager. The business manager monitors various service providers of the fund, which permits the interested trustees to make a significant contribution to the fund’s board.

Name, age and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years
Alan N. Berro, 52 Trustee (2012)	Senior Vice President – Capital World Investors	1	None
Paul F. Roye, 59 Trustee (2012)	Senior Vice President – Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company	3	Capital Emerging Markets Total Opportunities Fund, Capital Private Client Services (8 portfolios)
Jeffrey L. Steele, 66 President and Trustee (2000)	Former President and Director, Washington Management Corporation	3	JPMorgan Value Opportunities Fund, Inc.

Other officers6

Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Michael W. Stockton, 45 Senior Vice President and Treasurer (1995)	Former Executive Vice President, Secretary, Treasurer and Director, Washington Management Corporation
Jennifer L. Butler, 46 Secretary (2005)	Former Vice President and Assistant Secretary, Washington Management Corporation

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2Includes service as a director or officer of the fund’s predecessor, Washington Mutual Investors Fund, Inc., a Maryland corporation. Trustees and officers of the fund serve until their resignation, removal or retirement.

3Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is available through tax-favored retirement plans and IRAs; American Funds Portfolio Series;SM and American Funds College Target Date SeriesSM.

4This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

5“Interested persons” of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s business manager, Washington Management Corporation, and the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6All of the trustees and officers listed are officers and/or directors/trustees of one or more other funds for which Washington Management Corporation serves as business manager.

The address for all trustees and officers of the fund is 6455 Irvine Center Drive, Irvine, California 92618, Attention: Secretary.

Fund shares owned by trustees as of December 31, 2011:

Name	Dollar range1 of fund shares owned2	Aggregate dollar range1 of shares owned in all funds in the American Funds family overseen by trustee	Dollar range1 of independent trustees deferred compensation2 allocated to fund	Aggregate dollar range1 of independent trustees deferred compensation2 allocated to all funds within American Funds family overseen by trustee
“Independent” trustees
Nariman Farvardin	$10,001 – $50,000	$10,001 – $50,000	Over $100,000	Over $100,000
Barbara Hackman Franklin	Over $100,000	Over $100,000	None	None
Mary Davis Holt	$10,001 – $50,000	$10,001 – $50,000	None	None
R. Clark Hooper	$10,001 – $50,000	Over $100,000	Over $100,000	Over $100,000
James C. Miller III	Over $100,000	Over $100,000	None	None
Donald L. Nickles	Over $100,000	Over $100,000	Over $100,000	Over $100,000
William J. Shaw	Over $100,000	Over $100,000	None	None
J. Knox Singleton	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Lydia W. Thomas	$50,001 – $100,000	Over $100,000	None	None

Name	Dollar range1 of fund shares owned	Aggregate dollar range1 of shares owned in all funds in the American Funds family overseen by trustee
“Interested” trustees3
Alan N. Berro	Over $100,000	Over $100,000
Paul F. Roye	Over $100,000	Over $100,000
Jeffrey L. Steele	Over $100,000	Over $100,000

1Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000.

2Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

3“Interested persons” of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s business manager, Washington Management Corporation, and the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a trustee, officer or employee of the business manager, the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — ‘Independent’ trustees” table under the “Management of the fund” section, all other officers and trustees of the fund are directors, officers or employees of the investment adviser or its affiliates or a former officer and director of Washington Management Corporation, the fund’s business manager. The fund pays annual fees of $110,000 to independent trustees, plus an annual fee of $10,000 for the audit committee chair and an annual fee of $6,000 for the proxy committee chair and standing sub-committee chairs. An independent trustee who is chairman of the board (an “independent chair”) also receives an additional fee of $40,000, which is paid by the fund or shared based on the relative board meeting fee if serving multiple funds.

In addition, the fund generally pays to independent trustees fees of (a) $3,000 for each board of trustees meeting attended and (b) $3,000 for each meeting attended as a member of a committee of the board of trustees. Independent trustees also receive attendance fees of $3,000 per day for each trustee seminar or information session organized by the investment adviser as well as for attendance at mutual fund industry related conferences and seminars.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

Trustee compensation earned during the fiscal year ended April 30, 2012:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the Fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates2
Nariman Farvardin3	$128,402	$135,850
Barbara H. Franklin	133,702	141,150
Mary Davis Holt	139,400	139,400
R. Clark Hooper3	134,029	438,526
James C. Miller III	146,816	159,050
Donald L. Nickles3	123,500	125,525
William J. Shaw	137,410	145,100
J. Knox Singleton3	161,752	175,650
Lydia W. Thomas	128,800	128,800

1Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees.

2Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is available through tax-favored retirement plans and IRAs; American Funds Portfolio Series;SM and American Funds College Target Date SeriesSM.

3Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2012 fiscal year for participating trustees is as follows: Nariman Farvardin ($394,415), R. Clark Hooper ($153,981) Donald L. Nickles ($602,002) and J. Knox Singleton ($1,507,480). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

As of June 1, 2012, the officers and trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1952, was reincorporated in Maryland in 1990 and was reorganized as a Delaware statutory trust on July 1, 2010. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's Class 529 shares, the Virginia College Savings PlanSM will vote any proxies relating to the fund's Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and independent fund counsel.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, business manager, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees

The fund has an audit committee composed of four trustees who are not considered "interested persons" of the fund within the meaning of the 1940 Act (“independent trustees”): Mary Davis Holt, R. Clark Hooper, James C. Miller III (Chair) and William J. Shaw. The function of the committee is the oversight of the Corporation’s accounting and financial reporting policies. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees.

The fund has a governance committee composed of J. Knox Singleton (Chair) and all other independent trustees. The committee’s functions include, through a contracts sub-committee, reviewing all contracts and agreements with the fund, as required by the 1940 Act and the rules thereunder. The governance committee reports its recommendations to the full board of trustees. In addition, the governance committee periodically reviews such issues as the board’s composition, responsibilities, committees and compensation (through a compensation sub-committee) and other relevant issues, and recommends any appropriate changes to the full board of trustees. The governance committee also evaluates, selects and nominates candidates for independent trustees to the full board of trustees. While the governance committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the governance committee of the fund, c/o the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the governance committee.

The fund has a committee on proxy voting procedures composed of Nariman Farvardin, Barbara H. Franklin (Chair), Jeffrey L. Steele and Lydia W. Thomas. The committee’s functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the fund’s portfolio.

There were five board of trustees meetings and ten committee meetings (seven audit, two proxy and one governance) during the fiscal year ended April 30, 2012. All trustees attended at least 75% of all board meetings and meetings of the committees of which they are members.

Trustees emeritus

The board of trustees has named certain retired board members of the fund to the position of trustee emeritus. Trustees emeritus are invited to attend board meetings but do not have any of the duties or responsibilities of board members. They may be consulted from time to time by the board, primarily with respect to their prior board experience.

Trustees emeritus who served as independent board members receive an annual retainer of $55,000 and a per meeting fee of $1,000. The fund’s current emeritus trustees are Cyrus A. Ansary, Daniel J. Callahan III, James H. Lemon, Jr., Harry J. Lister, Katherine D. Ortega and T. Eugene Smith.

Proxy voting procedures and guidelines — The fund's board of trustees oversees the voting of proxies of shares held by the fund and has appointed a committee on proxy voting procedures to assist it. The board has authorized the president of the fund or his delegate (the “voting officer”) to vote individual proxies and has approved “proxy voting procedures and guidelines” (the “guidelines”) which are used by the voting officer in deciding how to vote on particular matters. The guidelines provide to the voting officer guidance on how to vote on a variety of matters that are often the subject of shareholder voting. The guidelines are not intended to be rigid rules and each matter is to be considered on a case-by-case basis and voted in the manner that the voting officer determines to be in the best interests of the fund and its shareholders.

The guidelines provide that generally the voting officer should vote against (a) defensive anti-takeover measures, (b) staggered boards of directors, (c) measures calling for the creation of special classes of shares with extra voting power and (d) proposals that provide, in the judgment of the voting officer, for excessive compensation for directors and officers including stock option plans that may cause excessive dilution to shareholders. The guidelines also provide that the voting officer should vote in favor of proposals to expense stock options for financial reporting purposes.

The guidelines provide that the voting officer should assess on a case-by-case basis shareholder proposals relating to a wide range of social or political issues, weighing the impact of such proposals upon the company's shareholders. Finally, the guidelines provide, as a general policy matter, that the voting officer should vote in support of corporate management on routine, non-controversial matters, but that the voting officer should exercise care in reviewing routine matters to assure that the matter to be voted upon does not give rise to issues that may call into question whether a vote in support of management is in the best interests of the fund and its shareholders.

If the voting officer is aware of any conflict of interest between the interests of fund shareholders, on the one hand, and the interests of the fund's investment adviser or any affiliated person of the fund or its adviser, on the other hand, the voting officer will discuss and resolve that conflict of interest with a member of the committee on proxy voting procedures.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year, (a) without charge, upon request by calling American Funds Service Company at 800/421-4225, (b) on the American Funds website at americanfunds.com or (c) on the SEC's website at sec.gov.

Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on June 1, 2012. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	Class A Class B Class 529-A Class 529-B	16.60% 10.49 10.65 5.26
First Clearing, LLC Custody Account Saint Louis, MO	Record	Class A Class B Class C Class F-1	9.50 6.55 11.81 20.95
Pershing, LLC Jersey City, NJ	Record	Class A Class B Class C Class F-1 Class F-2	5.10 6.71 6.41 15.31 14.78
National Financial Services, LLC Omnibus Account New York, NY	Record	Class B Class F-1 Class F-2	5.10 16.71 11.01
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class C Class F-2	14.03 24.53
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class C Class F-1	9.03 9.52
UBS WM USA Omnibus Account Jersey City, NJ	Record	Class F-1	7.45
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class F-2 Class R-4 Class R-5	6.03 11.15 7.65 7.27

Name and address	Ownership	Ownership percentage
LPL Financial Omnibus Account San Diego, CA	Record	Class F-2	7.97
Stifel Nicolaus & Co., Inc. Omnibus Account Saint Louis, MO	Record	Class F-2	6.38
Hartford Life Insurance Co. Separate Account 401K Plan Hartford, CT	Record Beneficial	Class R-1 Class R-3	42.70 5.88
ING Life Insurance & Annuity Hartford, CT	Record	Class R-3 Class R-4	12.49 8.32
NFS, LLC FEBO 401K Plan Covington, KY	Record Beneficial	Class R-4 Class R-5 Class R-6	9.38 9.38 8.93
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	20.17
JPMorgan Chase Bank FBO Retirement Plans New York, NY	Record	Class R-5	6.53
The Capital Group Companies Retirement Plan Los Angeles, CA	Record Beneficial	Class R-5	5.89
American Funds 2020 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	8.87
Mercer Trust Company Abbott Laboratories Retirement Plan Norwood, MA	Record Beneficial	Class R-6	7.77
American Funds 2025 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	7.53
American Funds 2030 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	7.49
Cameron International Corporation Retirement Plan Owings Mills, MD	Record Beneficial	Class R-6	5.33
American Funds 2035 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	5.04
American Funds 2040 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	5.03

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to both F share classes, all R share classes or all 529 share classes, respectively.

Business manager — Since its inception, the fund has operated under a Business Management Agreement with Washington Management Corporation or its predecessors. Pursuant to a merger agreement that became effective as of December 21, 2012, Washington Management Corporation is a wholly owned subsidiary of Capital Research and Management Company. The business manager maintains its principal business address at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618.

The business manager provides services necessary to carry on the fund’s general administrative and corporate affairs, and is responsible for monitoring the various services and operations of the fund. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the fund’s contractual service providers, including custodian operations, shareholder services and fund share distribution functions, and includes the provision of all executive personnel, clerical staff, office space and equipment and certain accounting and record keeping facilities. The business manager provides similar services to other mutual funds.

The fund pays all expenses not specifically assumed by the business manager, including but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; expenses of shareholder meetings; taxes; insurance; expenses of the issuance, sale (including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund’s plans of distribution; fees and expense reimbursements paid to trustees and advisory board members; association dues; and costs of stationery and forms prepared exclusively for the fund.

The business manager has agreed to pay to the fund annually, immediately after the fiscal year end, the amount by which the total expenses of the fund for any particular fiscal year exceed an amount equal to 1% of the average net assets of the fund for the year. No such reimbursement was necessary in fiscal 2010. The expense limitation described above shall apply only to Class A shares issued by the fund and shall not apply to any other class(es) of shares the fund may issue. Any new class(es) of shares issued by the fund will not be subject to an expense limitation. However, notwithstanding the foregoing, to the extent the business manager is required to reduce its management fee due to the expenses of the Class A shares exceeding the stated limit, the reduction in the management fee will reduce the fund’s management fee expense similarly for all other classes of shares of the fund.

The business manager makes payments to the investment adviser for performing various accounting services for the fund and the American Funds Tax-Exempt Series I. The amount paid to the investment adviser may be found in the most recent shareholder report. The business manager also makes payments to support compensation paid to dealers (for additional information, see "Other compensation to dealers" below). The amount of these payments to support dealer compensation were approximately $800,000 for the year ended December 31, 2011. The business manager receives a monthly fee, accrued daily, at the annual rate of 0.1170% of the first $3 billion of the fund’s net assets, 0.0550% of net assets in excess of $3 billion but not exceeding $8 billion, 0.0430% of net assets in excess of $8 billion but not exceeding $12 billion, 0.042% of net assets in excess of $12 billion but not exceeding $21 billion, 0.0400% of net assets in excess of $21 billion but not exceeding $44 billion, and 0.0375% of net assets in excess of $44 billion.

For the fiscal years ended April 30, 2012, 2011 and 2010, the business manager was entitled to receive from the fund fees of $23,713,000, $26,449,000 and $43,565,000, respectively.

The current Business Management Agreement, unless sooner terminated, will continue in effect until August 31, 2013, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Business Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Business Management Agreement provides that the business manager has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Business Management Agreement.

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income division. The three equity investment divisions make investment decisions on an independent basis and include Capital World Investors, Capital Research Global Investors and a third equity investment division. Portfolio counselors in the third equity investment division rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio counselors may be measured against one or more benchmarks, depending on his or her investment focus, such as: S&P 500, the securities that are eligible to be purchased by the fund, and a custom index of growth-income, equity-income and growth funds that have significant U.S. equity holdings and have an explicit income objective or focus. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

Portfolio counselor fund holdings and other managed accounts — As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of April 30, 2012:

Portfolio counselor	Dollar range of fund shares owned1	Number of other registered investment companies (RICs) for which portfolio counselor is a manager (assets of RICs in billions)2		Number of other pooled investment vehicles (PIVs) for which portfolio counselor is a manager (assets of PIVs in billions)3	Number of other accounts for which portfolio counselor is a manager (assets of other accounts in billions)4
Alan N. Berro	Over $1,000,000	3	$77.8	None	None
Gregory D. Johnson	$100,001 – $500,000	2	$80.5	None	None
Jeffrey T. Lager	Over $1,000,000	2	$66.0	None	None
James F. Rothenberg	Over $1,000,000	1	$126.2	None	None
Ronald B. Morrow	$100,001 – $500,000	3	$204.4	None	None
Eugene P. Stein	Over $1,000,000	2	$66.0	None	None

1Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.

3Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.

4Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

Investment Advisory Agreement — The Investment Advisory Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until August 31, 2013, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

The investment adviser manages the investment portfolio of the fund subject to the policies established by the board of trustees and places orders for the fund’s portfolio securities transactions. As compensation for its services, the investment adviser receives a monthly fee, accrued daily, at the annual rate of .225% of the first $3 billion of the fund’s net assets, .21% of net assets in excess of $3 billion but not exceeding $8 billion, .20% of net assets in excess of $8 billion but not exceeding $21 billion, .195% of net assets in excess of $21 billion but not exceeding $34 billion, .19% of net assets in excess of $34 billion but not exceeding $55 billion, .185% of net assets in excess of $55 billion but not exceeding $71 billion, .18% of net assets in excess of $71 billion but not exceeding $89 billion and .177% of net assets in excess of $89 billion.

For the fiscal years ended April 30, 2012, 2011 and 2010, the investment adviser received from the fund management fees of $101,579,000, $97,775,000 and $95,872,000, respectively.

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, F, R and 529 shares. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, F, R and 529 shares. The Administrative Agreement will continue in effect until August 31, 2013, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). Under the Administrative Agreement, the investment adviser receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund attributable to Class A shares and .05% of the average daily net assets of the fund attributable to Class C, F, R and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.

Prior to January 1, 2012, Class A shares were not subject to an administrative services fee and Class C, F, R and 529 shares were subject to an administrative services fee of up to .15% (.10% for Class R-5 and .05% for Class R-6) based on each share class’s respective average daily net assets. The investment adviser used a portion of the administrative services fee paid on Class C, F, R and 529 shares to compensate third parties for transfer agent services provided to shareholder accounts on behalf of the fund. Of the remainder, the investment adviser retained no more than .05% of the average daily net assets for each applicable share class for the administrative services it provided.

Prior to January 1, 2012, the administrative services fee also included compensation for transfer agent and shareholder services provided to fund shareholders in each applicable share class. In addition to making administrative services fee payments to unaffiliated third parties, the investment adviser made payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company. A portion of the fees paid to American Funds Service Company for transfer agent services was also paid directly from the relevant share class.

During the 2012 fiscal year, administrative services fees were:

Administrative services fee
Class A	$1,314,000
Class C	806,000
Class F-1	1,046,000
Class F-2	339,000
Class 529-A	536,000
Class 529-B	44,000
Class 529-C	152,000
Class 529-E	29,000
Class 529-F-1	29,000
Class R-1	40,000
Class R-2	346,000
Class R-3	674,000
Class R-4	710,000
Class R-5	536,000
Class R-6	762,000

These amounts do not include transfer agent fees paid through the administrative services fee prior to January 1, 2012. See the “Transfer agent services” section for information on transfer agent fees paid by the fund during the 2012 fiscal year.

Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

•
For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

•
For Class B and 529-B shares sold prior to April 21, 2009, the Principal Underwriter sold its rights to the .75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The Principal Underwriter compensated investment dealers for sales of Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.

•	For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class C and 529-C shares. The fund also reimbursed the Principal Underwriter for advancing immediate service fees to qualified dealers on sales of Class B and 529-B shares prior to April 21, 2009. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial advisers, in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2012	$6,058,000	$26,685,000
	2011	5,394,000	23,797,000
	2010	5,003,000	22,140,000
Class B	2012	0	0
	2011	3,000	62
	2010	72,000	—
Class C	2012	0	1,560,000
	2011	—	1,343,000
	2010	294,000	1,072,000
Class 529-A	2012	554,000	2,535,000
	2011	498,000	2,263,000
	2010	458,000	2,157,000
Class 529-B	2012	0	0
	2011	177	—
	2010	10,000	—
Class 529-C	2012	0	290,000
	2011	11,000	21,000
	2010	17,000	257,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to .25% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

Class B and 529-B — The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to such shares for paying service-related expenses and .75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

Other share classes (Class C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4) — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments1	Distribution related payments1	Total allowable under the Plans2
Class C	0.25%	0.75%	1.00%
Class 529-C	0.25	0.75	1.00
Class F-1	0.25	—	0.50
Class 529-F-1	0.25	—	0.50
Class 529-E	0.25	0.25	0.75
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1	Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2	The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

During the 2012 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$91,447,000	$11,661,000
Class B	6,506,000	523,000
Class C	17,538,000	2,223,000
Class F-1	5,345,000	747,000
Class 529-A	2,470,000	356,000
Class 529-B	914,000	87,000
Class 529-C	3,159,000	505,000
Class 529-E	300,000	50,000
Class 529-F-1	0	0
Class R-1	759,000	140,000
Class R-2	5,123,000	868,000
Class R-3	6,519,000	1,086,000
Class R-4	3,374,000	582,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial advisers to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial adviser. If you need a financial adviser, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia College Savings Plan — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia College Savings Plan receives a quarterly fee accrued daily and calculated at the annual rate of .10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, .09% on net assets between $30 billion and $60 billion, .08% on net assets between $60 billion and $90 billion, .07% on net assets between $90 billion and $120 billion, and .06% on net assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter.

Other compensation to dealers — As of July 2012, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

AXA Advisors, LLC
Cadaret, Grant & Co., Inc.
Cambridge Investment Research, Inc.
Cetera Financial Group
Financial Network Investment Corporation
Genworth Financial Securities Corporation
Multi-Financial Securities Corporation
Primevest Financial Services, Inc.
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones
H. Beck, Inc.
Hefren-Tillotson, Inc.
HTK / Janney Montgomery Group
Hornor, Townsend & Kent, Inc.
Janney Montgomery Scott LLC
ING Group
ING Financial Advisers, LLC
ING Financial Partners, Inc.
J. J. B. Hilliard, W. L. Lyons, LLC
Lincoln Network
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Group
LPL Financial LLC
Uvest Investment Services
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Metlife Enterprises
Metlife Securities Inc.
New England Securities
Tower Square Securities, Inc.
Walnut Street Securities, Inc.
MML Investors Services, Inc.
Morgan Stanley Smith Barney LLC
NFP Securities, Inc.
Northwestern Mutual Investment Services, LLC
NPH / Jackson National
Invest Financial Corporation
Investment Centers of America, Inc.
National Planning Corporation
SII Investments, Inc.
Park Avenue Securities LLC
PFS Investments Inc.
Raymond James Group
Morgan Keegan & Company, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.

RBC Capital Markets Corporation
Robert W. Baird & Co. Incorporated
Stifel, Nicolaus & Company, Incorporated
The Advisor Group
FSC Securities Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Transamerica Financial Advisors, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
Wells Fargo Network
First Clearing LLC
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors Investment Services Group
Wells Fargo Advisors Latin American Channel
Wells Fargo Advisors Private Client Group

 Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of the executions, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the potential for minimizing market impact. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged, including on an execution-only basis, for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser provides its trading desks with information regarding the relative value of services provided by particular broker-dealers. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm’s request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c) the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time, (i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions paid on portfolio transactions for the fiscal years ended April 30, 2012, 2011 and 2010 amounted to $13,512,000, $18,307,000 and $19,365,000, respectively. The volume of trading activity decreased during the most recently completed fiscal years, resulting in a decrease in brokerage commissions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund’s regular broker-dealers included Goldman Sachs & Co, Citigroup Global Markets Inc. and Charles Schwab & Co., Inc. At the end of the fund’s most recently completed fiscal year, the fund held equity securities of Goldman Sachs Group, Inc. in the amount of $574,829,000, Citigroup, Inc. in the amount of $132,160,000 and Charles Schwab Corp in the amount of $75,218,000.

During fiscal years 2012, 2011 and 2010, Johnston, Lemon & Co. Incorporated (“Johnston, Lemon”), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (formerly parent company of Washington Management Corporation), received no commissions for executing portfolio transactions for the fund. Johnston, Lemon will not participate in commissions paid by the fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.

 Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website within 30 days after the end of the calendar quarter. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund’s business manager, custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of Ethics” section in this statement of additional information and the Code of Ethics. Third party service providers of the fund, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons will be bound by agreements (including confidentiality agreements) or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

 Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing price unless the investment adviser determines that a fair value adjustment is appropriate due to a subsequent event. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds advised by Capital Research and Management Company (other than American Funds Money Market Fund®) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the fund’s board. Subject to board oversight, the fund’s board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund’s net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

 Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders would be taxed as dividend income to the extent of the fund’s earnings and profits.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. For corporate shareholders, a portion of the fund’s ordinary income dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. This deduction does not include dividends received from non-U.S. corporations and dividends on stocks the fund has not held for more than 45 days during the 90-day period beginning 45 days before the stock became ex-dividend (90 and 180 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of a fund’s dividends if they have held the shares in the fund on which the dividends were paid for the applicable 45 day or 90 day holding period surrounding the ex-dividend date of the fund’s dividends.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. For fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. The fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010 before using capital losses arising in fiscal years prior to December 22, 2010.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investments in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at americanfunds.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments (other than exempt-interest dividends) made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Unless otherwise noted, all references in the following pages to Class A, B, C or F-1 shares also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

 Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial adviser — Deliver or mail a check to your financial adviser.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds
12711 North Meridian Street
Carmel, IN 46032-9181

American Funds
5300 Robin Hood Rd.
Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank
ABA Routing No. 121000248
Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:
American Funds Service Company
(fund’s name)

For further credit to:
(shareholder’s fund account number)
(shareholder’s name)

You may contact American Funds Service Company at 800/421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to the Virginia College Savings Plan for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

•	Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

•	Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

•	Retirement accounts that are funded with employer contributions; and

•	Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

•	Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

•	American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company’s Capital Group Private Client Services division.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of American Funds Money Market Fund to Class C shares of American Funds Short-Term Tax-Exempt Bond Fund, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-4225 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Currently, Class C shares of the fund automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion feature of the Class C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class B shares for Class A shares — If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a Class A sales charge. If, however, you exchange your Class B shares for Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

Exchanging Class C shares for Class A shares — If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Exchanging Class F-1 shares for Class F-2 shares — If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at 800/421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc. In the case where the employer adopts any other plan (including, but not limited to, an IRS model agreement), each participant’s account in the plan will be aggregated with the participant’s own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE IRA plan with a certain method of aggregating participant accounts as of November 15, 2004, may continue with that method so long as the employer has not modified the plan document since that date.

Other purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

(1)
current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2)
currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law,

(b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3)
currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(4)	companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)	insurance company separate accounts;

(6)	accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7)	The Capital Group Companies, Inc. and its affiliated companies;

(8)	an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

(9)
wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

(10)	full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Loan repayments — Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, .50% on amounts of at least $4 million but less than $10 million and .25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%. For certain tax-exempt accounts opened prior to September 1, 1969, sales charges and dealer commissions, as a percent of offering price, are respectively 3% and 2.5% (under $50,000); 2.5% and 2.0% ($50,000 but less than $100,000); 2.0% and 1.5% ($100,000 but less than $250,000) and 1.5% and 1.25% ($250,000 but less than $1 million).

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

 Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

•
individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

•	SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

•	endowments or foundations established and controlled by you or your immediate family; or

•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

•
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

•
for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

•	for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series and American Funds College Target Date Series. Shares of American Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series and American Funds College Target Date Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

CDSC waivers for Class A, B and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•
Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•
Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that

CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within CollegeAmerica.

 Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

 Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2)if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Automatic exchanges — For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under “General information — fund numbers”), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase,

redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates,the fund’s business manager and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JPMorgan Chase Bank NA, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds securities of issuers outside the U.S., the Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

Prior to January 1, 2012, only Class A and B shares were subject to the Shareholder Services Agreement. American Funds Service Company was compensated for certain transfer agency services provided to other share classes from the administrative services fees paid to the investment adviser and from the relevant share class, as described under “Administrative services.”

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2012 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties were:

Transfer agent fee
Class A	$47,936,000
Class B	797,000
Class C	2,053,000
Class F-1	2,222,000
Class F-2	689,000
Class 529-A	964,000
Class 529-B	93,000
Class 529-C	302,000
Class 529-E	41,000
Class 529-F-1	52,000

Transfer agent fee
Class R-1	76,000
Class R-2	2,306,000
Class R-3	1,991,000
Class R-4	1,233,000
Class R-5	477,000
Class R-6	6,000

Independent registered public accounting firm — PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the U.S. Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Dechert LLP, 1775 I Street, NW, Washington DC 20006, serves as counsel to the fund and independent legal counsel to the independent trustees in their capacities as such. A determination with respect to the independence of its independent legal counsel will be made at least annually by the independent trustees of the fund, as prescribed by the 1940 Act and related rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on April 30. Shareholders are provided updated summary prospectuses annually and at least semiannually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling 800/421-4225 or by sending an e-mail request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund, Washington Management Corporation and and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — April 30, 2012

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$30.61
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$32.48

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
Stock and stock/bond funds
AMCAP Fund®	002	202	302	402	602
American Balanced Fund®	011	211	311	411	611
American Funds Global Balanced FundSM	037	237	337	437	637
American Mutual Fund®	003	203	303	403	603
Capital Income Builder®	012	212	312	412	612
Capital World Growth and Income Fund®	033	233	333	433	633
EuroPacific Growth Fund®	016	216	316	416	616
Fundamental InvestorsSM	010	210	310	410	610
The Growth Fund of America®	005	205	305	405	605
The Income Fund of America®	006	206	306	406	606
International Growth and Income FundSM	034	234	334	434	634
The Investment Company of America®	004	204	304	404	604
The New Economy Fund®	014	214	314	414	614
New Perspective Fund®	007	207	307	407	607
New World Fund®	036	236	336	436	636
SMALLCAP World Fund®	035	235	335	435	635
Washington Mutual Investors FundSM	001	201	301	401	601
Bond funds
American Funds Mortgage Fund®	042	242	342	442	642
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	N/A	439	639
American Funds Tax-Exempt Fund of New York®	041	241	341	441	641
American High-Income Municipal Bond Fund®	040	240	340	440	640
American High-Income Trust®	021	221	321	421	621
The Bond Fund of America®	008	208	308	408	608
Capital World Bond Fund®	031	231	331	431	631
Intermediate Bond Fund of America®	023	223	323	423	623
Limited Term Tax-Exempt Bond Fund of America®	043	243	343	443	643
Short-Term Bond Fund of America®	048	248	348	448	648
The Tax-Exempt Bond Fund of America®	019	219	319	419	619
The Tax-Exempt Fund of California®*	020	220	320	420	620
The Tax-Exempt Fund of Maryland®*	024	224	324	424	624
The Tax-Exempt Fund of Virginia®*	025	225	325	425	625
U.S. Government Securities Fund®	022	222	322	422	622
Money market fund
American Funds Money Market Fund®	059	259	359	459	659
___________

*Qualified for sale only in certain jurisdictions.

	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
Stock and stock/bond funds
AMCAP Fund	1002	1202	1302	1502	1402
American Balanced Fund	1011	1211	1311	1511	1411
American Funds Global Balanced Fund	1037	1237	1337	1537	1437
American Mutual Fund	1003	1203	1303	1503	1403
Capital Income Builder	1012	1212	1312	1512	1412
Capital World Growth and Income Fund	1033	1233	1333	1533	1433
EuroPacific Growth Fund	1016	1216	1316	1516	1416
Fundamental Investors	1010	1210	1310	1510	1410
The Growth Fund of America	1005	1205	1305	1505	1405
The Income Fund of America	1006	1206	1306	1506	1406
International Growth and Income Fund	1034	1234	1334	1534	1434
The Investment Company of America	1004	1204	1304	1504	1404
The New Economy Fund	1014	1214	1314	1514	1414
New Perspective Fund	1007	1207	1307	1507	1407
New World Fund	1036	1236	1336	1536	1436
SMALLCAP World Fund	1035	1235	1335	1535	1435
Washington Mutual Investors Fund	1001	1201	1301	1501	1401
Bond funds
American Funds Mortgage Fund	1042	1242	1342	1542	1442
American High-Income Trust	1021	1221	1321	1521	1421
The Bond Fund of America	1008	1208	1308	1508	1408
Capital World Bond Fund	1031	1231	1331	1531	1431
Intermediate Bond Fund of America	1023	1223	1323	1523	1423
Short-Term Bond Fund of America	1048	1248	1348	1548	1448
U.S. Government Securities Fund	1022	1222	1322	1522	1422
Money market fund
American Funds Money Market Fund	1059	1259	1359	1559	1459

Fund numbers
Fund	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
AMCAP Fund	2102	2202	2302	2402	2502	2602
American Balanced Fund	2111	2211	2311	2411	2511	2611
American Funds Global Balanced Fund	2137	2237	2337	2437	2537	2637
American Mutual Fund	2103	2203	2303	2403	2503	2603
Capital Income Builder	2112	2212	2312	2412	2512	2612
Capital World Growth and Income Fund	2133	2233	2333	2433	2533	2633
EuroPacific Growth Fund	2116	2216	2316	2416	2516	2616
Fundamental Investors	2110	2210	2310	2410	2510	2610
The Growth Fund of America	2105	2205	2305	2405	2505	2605
The Income Fund of America	2106	2206	2306	2406	2506	2606
International Growth and Income Fund	2134	2234	2334	2434	2534	2634
The Investment Company of America	2104	2204	2304	2404	2504	2604
The New Economy Fund	2114	2214	2314	2414	2514	2614
New Perspective Fund	2107	2207	2307	2407	2507	2607
New World Fund	2136	2236	2336	2436	2536	2636
SMALLCAP World Fund	2135	2235	2335	2435	2535	2635
Washington Mutual Investors Fund	2101	2201	2301	2401	2501	2601
Bond funds
American Funds Mortgage Fund	2142	2242	2342	2442	2542	2642
American High-Income Trust	2121	2221	2321	2421	2521	2621
The Bond Fund of America	2108	2208	2308	2408	2508	2608
Capital World Bond Fund	2131	2231	2331	2431	2531	2631
Intermediate Bond Fund of America	2123	2223	2323	2423	2523	2623
Short-Term Bond Fund of America	2148	2248	2348	2448	2548	2648
U.S. Government Securities Fund	2122	2222	2322	2422	2522	2622
Money market fund
American Funds Money Market Fund	2159	2259	2359	2459	2559	2659

	Fund numbers
Fund	Class A	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2055 Target Date Retirement Fund®	082	2182	2282	2382	2482	2582	2682
American Funds 2050 Target Date Retirement Fund®	069	2169	2269	2369	2469	2569	2669
American Funds 2045 Target Date Retirement Fund®	068	2168	2268	2368	2468	2568	2668
American Funds 2040 Target Date Retirement Fund®	067	2167	2267	2367	2467	2567	2667
American Funds 2035 Target Date Retirement Fund®	066	2166	2266	2366	2466	2566	2666
American Funds 2030 Target Date Retirement Fund®	065	2165	2265	2365	2465	2565	2665
American Funds 2025 Target Date Retirement Fund®	064	2164	2264	2364	2464	2564	2664
American Funds 2020 Target Date Retirement Fund®	063	2163	2263	2363	2463	2563	2663
American Funds 2015 Target Date Retirement Fund®	062	2162	2262	2362	2462	2562	2662
American Funds 2010 Target Date Retirement Fund®	061	2161	2261	2361	2461	2561	2661

	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
American Funds College Target Date SeriesSM
American Funds College 2030 FundSM	1094	1294	1394	1594	1494
American Funds College 2027 FundSM	1093	1293	1393	1593	1493
American Funds College 2024 FundSM	1092	1292	1392	1592	1492
American Funds College 2021 FundSM	1091	1291	1391	1591	1491
American Funds College 2018 FundSM	1090	1290	1390	1590	1490
American Funds College 2015 FundSM	1089	1289	1389	1589	1489
American Funds College Enrollment FundSM	1088	1288	1388	1588	1488

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM	055	255	355	455	655
American Funds Growth PortfolioSM	053	253	353	453	653
American Funds Growth and Income PortfolioSM	051	251	351	451	651
American Funds Balanced PortfolioSM	050	250	350	450	650
American Funds Income PortfolioSM	047	247	347	447	647
American Funds Tax-Advantaged Income PortfolioSM	046	246	346	446	646
American Funds Preservation PortfolioSM	045	245	345	445	645
American Funds Tax-Exempt Preservation PortfolioSM	044	244	344	444	644

	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
American Funds Global Growth Portfolio	1055	1255	1355	1555	1455
American Funds Growth Portfolio	1053	1253	1353	1553	1453
American Funds Growth and Income Portfolio	1051	1251	1351	1551	1451
American Funds Balanced Portfolio	1050	1250	1350	1550	1450
American Funds Income Portfolio	1047	1247	1347	1547	1447
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1245	1345	1545	1445
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A

	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	2355	2455	2555	2655
American Funds Growth Portfolio	2153	2253	2353	2453	2553	2653
American Funds Growth and Income Portfolio	2151	2251	2351	2451	2551	2651
American Funds Balanced Portfolio	2150	2250	2350	2450	2550	2650
American Funds Income Portfolio	2147	2247	2347	2447	2547	2647
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	2345	2445	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A

Investment portfolio April 30, 2012

Industry sector diversification	Percent of	Ten largest holdings	Percent of
	net assets		net assets
Industrials	18.27%	Chevron	5.58%
Energy	13.15	Merck	3.80
Health care	11.89	Royal Dutch Shell	3.71
Financials	10.03	Verizon	3.57
Consumer discretionary	9.53	Home Depot	3.16
Consumer staples	8.21	Wells Fargo	3.04
Information technology	7.95	Boeing	2.82
Telecommunication services	6.00	Union Pacific	2.45
Utilities	5.38	American Express	2.35
Materials	4.66	AT&T	2.15
Miscellaneous	1.17
Short-term securities & other assets less liabilities	3.76

		Value	Percent of
Common stocks � 96.24%	Shares	(000)	net assets
Energy � 13.15%
Baker Hughes Inc.	1,250,000	$55,137	0.10%
Chevron Corp.	28,831,800	3,072,317	5.58
ConocoPhillips	8,010,000	573,756	1.04
Enbridge Inc.	5,375,000	225,159	0.41
Hess Corp.	2,140,000	111,580	0.2
Marathon Oil Corp.	2,500,000	73,350	0.13
Pioneer Natural Resources Co.	3,950,000	457,489	0.83
Royal Dutch Shell PLC, Class A (ADR)	886,700	63,435
Royal Dutch Shell PLC, Class B (ADR)	26,990,000	1,979,986	3.71
Schlumberger Ltd.	5,097,900	377,958	0.69
Technip SA (ADR)	8,940,000	253,717	0.46
		7,243,884	13.15

Materials � 4.66%
Air Products and Chemicals, Inc.	2,400,000	205,176	0.37
Dow Chemical Co.	33,092,826	1,121,185	2.03
E.I. du Pont de Nemours and Co.	4,400,000	235,224	0.43
MeadWestvaco Corp.	6,435,000	204,762	0.37
Nucor Corp.	7,700,000	301,917	0.55
Potash Corp. of Saskatchewan Inc.	3,180,000	135,086	0.25
Praxair, Inc.	3,020,000	349,414	0.63
Sigma-Aldrich Corp.	200,000	14,180	0.03
		2,566,944	4.66

Industrials � 18.27%
Boeing Co.	20,210,000	1,552,128	2.82
Caterpillar Inc.	2,800,000	287,756	0.52
CSX Corp.	19,000,000	423,890	0.77
Deere & Co.	1,700,000	140,012	0.25
Eaton Corp.	8,300,000	399,894	0.73
Emerson Electric Co.	7,520,000	395,101	0.72
General Dynamics Corp.	2,950,000	199,125	0.36
General Electric Co.	36,300,000	710,754	1.29
Honeywell International Inc.	360,000	21,838	0.04
Illinois Tool Works Inc.	2,920,000	167,550	0.3

		Value	Percent of
	Shares	(000)	net assets
Industrials (continued)
Lockheed Martin Corp.	11,590,000	$1,049,359	1.90%
Norfolk Southern Corp.	8,000,000	583,440	1.06
Northrop Grumman Corp.	12,475,000	789,418	1.43
Parker Hannifin Corp.	2,400,000	210,456	0.38
Precision Castparts Corp.	90,000	15,873	0.03
Rockwell Automation	2,000,000	154,680	0.28
Rockwell Collins, Inc.	4,900,000	273,861	0.5
Siemens AG (ADR)	735,000	68,259	0.12
Union Pacific Corp.	12,000,500	1,349,336	2.45
United Technologies Corp.	8,620,000	703,737	1.28
W.W. Grainger, Inc.	525,000	109,105	0.2
Waste Management, Inc.	13,500,000	461,700	0.84
		10,067,272	18.27

Consumer discretionary � 9.53%
Amazon.com, Inc.1	2,779,000	644,450	1.17
Home Depot, Inc.	33,671,000	1,743,821	3.16
Johnson Controls, Inc.	13,195,000	421,844	0.77
Lowe�s Companies, Inc.	6,400,000	201,408	0.37
McDonald�s Corp.	9,075,000	884,359	1.6
McGraw-Hill Companies, Inc.	13,239,100	650,966	1.18
VF Corp.	4,200,000	638,610	1.16
Walt Disney Co.	1,500,000	64,665	0.12
		5,250,123	9.53

Consumer staples � 8.21%
Avon Products, Inc.	4,400,000	95,040	0.17
Coca-Cola Co.	13,960,000	1,065,427	1.93
Colgate-Palmolive Co.	1,860,000	184,028	0.34
Costco Wholesale Corp.	950,000	83,762	0.15
Kraft Foods Inc., Class A	24,765,000	987,381	1.79
Nestl� SA (ADR)	7,630,000	466,498	0.85
PepsiCo, Inc.	8,700,000	574,200	1.04
Procter & Gamble Co.	13,860,800	882,101	1.6
Unilever NV (New York registered)	5,460,000	187,551	0.34
		4,525,988	8.21

Health care � 11.89%
Aetna Inc.	7,352,400	323,800	0.59
Baxter International Inc.	14,185,000	785,991	1.43
Bristol-Myers Squibb Co.	25,180,000	840,257	1.53
Cardinal Health, Inc.	17,270,000	730,003	1.32
Eli Lilly and Co.	3,000,000	124,170	0.23
Gilead Sciences, Inc.1	3,500,000	182,035	0.33
Johnson & Johnson	17,220,000	1,120,850	2.03
Merck & Co., Inc.	53,425,000	2,096,397	3.8
Pfizer Inc	1,450,000	33,248	0.06
Quest Diagnostics Inc.	3,015,000	173,935	0.32
UnitedHealth Group Inc.	2,500,000	140,375	0.25
		6,551,061	11.89

		Value	Percent of
	Shares	(000)	net assets
Financials � 10.03%
Allstate Corp.	5,050,000	$168,316	0.31%
American Express Co.	21,550,000	1,297,525	2.35
Charles Schwab Corp.	5,260,000	75,218	0.14
Chubb Corp.	2,500,000	182,675	0.33
Citigroup Inc.	4,000,000	132,160	0.24
Goldman Sachs Group, Inc.	4,992,000	574,829	1.04
JPMorgan Chase & Co.	4,718,700	202,810	0.37
M&T Bank Corp.	1,250,000	107,837	0.2
Marsh & McLennan Companies, Inc.	8,155,000	272,785	0.49
Moody�s Corp.	2,450,000	100,328	0.18
PNC Financial Services Group, Inc.	3,240,000	214,877	0.39
Toronto-Dominion Bank	1,550,000	130,898	0.24
U.S. Bancorp	12,160,000	391,187	0.71
Wells Fargo & Co.	50,048,100	1,673,108	3.04
		5,524,553	10.03

Information technology � 7.95%
Apple Inc.1	1,665,000	972,760	1.76
Automatic Data Processing, Inc.	2,040,000	113,465	0.21
Google Inc., Class A1	380,000	229,987	0.42
International Business Machines Corp.	815,000	168,770	0.31
Linear Technology Corp.	8,758,000	286,474	0.52
Microsoft Corp.	36,445,000	1,166,969	2.12
Oracle Corp.	28,380,000	834,088	1.51
Paychex, Inc.	500,000	15,490	0.03
Texas Instruments Inc.	18,542,500	592,248	1.07
		4,380,251	7.95

Telecommunication services � 6.00%
AT&T Inc.	36,035,000	1,185,912	2.15
CenturyLink, Inc.	3,920,000	151,155	0.28
Verizon Communications Inc.	48,770,000	1,969,333	3.57
		3,306,400	6.00

Utilities � 5.38%
Dominion Resources, Inc.	8,900,000	464,491	0.84
Duke Energy Corp.	15,375,000	329,486	0.6
Edison International	2,600,000	114,426	0.21
Exelon Corp.	6,675,000	260,392	0.47
FirstEnergy Corp.	7,750,000	362,855	0.66
National Grid PLC (ADR)	8,365,000	452,463	0.82
PG&E Corp.	16,520,000	729,853	1.33
PPL Corp.	2,500,000	68,375	0.12
Southern Co.	4,000,000	183,760	0.33
		2,966,101	5.38

Miscellaneous � 1.17%
Other common stocks in initial period of acquisition		644,511	1.17

Total common stocks (cost: $39,953,117,000)		53,027,088	96.24

	Principal amount	Value	Percent of
Short-term securities � 3.75%	(000)	(000)	net assets
Bank of New York Co., Inc. 0.10%�0.11% due 5/1�5/21/20122	$77,700	$77,698	0.14%
Chariot Funding, LLC 0.15% due 6/15/20122	37,550	37,543	0.07
Coca-Cola Co. 0.13%�0.15% due 5/16�6/5/20122	100,000	99,993	0.18
Emerson Electric Co. 0.13% due 5/30�5/31/20122	50,000	49,995	0.09
Fannie Mae 0.08% due 5/21/2012	39,750	39,748	0.07
Federal Farm Credit Banks 0.15% due 9/28/2012	30,000	29,982	0.05
Federal Home Loan Bank 0.06%�0.15% due 5/4-8/13/2012	660,256	660,192	1.2
Freddie Mac 0.05%�0.15% due 5/7�11/6/2012	250,369	250,332	0.45
General Electric Capital Corp. 0.15% due 5/21/2012	35,000	34,997
General Electric Co. 0.11% due 5/1/2012	37,700	37,700	0.13
Google Inc. 0.11% due 6/18/20122	40,500	40,494	0.07
Johnson & Johnson 0.09% due 5/3/20122	25,700	25,700	0.05
Merck & Co. Inc. 0.12% due 6/25/20122	24,700	24,697	0.05
Paccar Financial Corp. 0.12%�0.13% due 5/8�5/18/2012	37,500	37,497	0.07
Private Export Funding Corp. 0.14% due 5/17/20122	35,000	34,998	0.06
Procter & Gamble Co. 0.12% due 6/27/20122	5,800	5,799	0.01
Straight-A Funding LLC 0.18% due 6/1�6/4/20122	55,000	54,993	0.1
U.S. Treasury Bills 0.053%�0.138% due 5/10�8/30/2012	388,800	388,736	0.71
Variable Funding Capital Company LLC 0.13%�0.15% due 5/15�5/23/20122	100,000	99,990	0.18
Wal-Mart Stores, Inc. 0.07%�0.09% due 5/7�5/17/20122	35,500	35,499	0.07

Total short-term securities (cost: $2,066,553,000)		2,066,583	3.75

Total investment securities (cost: $42,019,670,000)		55,093,671	99.99
Other assets less liabilities		6,165	0.01

Net assets		$55,099,836	100.00%

As permitted by U.S. Securities and Exchange Commission (SEC) regulations, �Miscellaneous� securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $587,399,000, which represented 1.07% of the net assets of the Fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to financial statements

Financial statements
Statement of assets and liabilities at April 30, 2012	(dollars in thousands)

Assets:
Investment securities, at value (cost: $42,019,670)		$55,093,671
Cash		2,035
Receivables for:
Sales of investments	$126,414
Sales of Fund�s shares	61,280
Dividends	93,550	281,244
		55,376,950
Liabilities:
Payables for:
Purchases of investments	161,627
Repurchases of Fund�s shares	75,292
Management services	10,828
Services provided by related parties	25,608
Trustees� and advisory board�s deferred compensation	3,508
Other	251	277,114
Net assets at April 30, 2012		$55,099,836

Net assets consist of:
Capital paid in on shares of beneficial interest		$43,901,855
Undistributed net investment income		310,312
Accumulated net realized loss		(2,186,332)
Net unrealized appreciation		13,074,001
Net assets at April 30, 2012		$55,099,836

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) �
unlimited shares authorized (1,801,950 total shares outstanding)
		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$40,566,415	1,325,346	$30.61
Class B	511,500	16,817	30.42
Class C	1,793,607	59,173	30.31
Class F-1	2,575,323	84,367	30.53
Class F-2	880,696	28,777	30.6
Class 529-A	1,261,615	41,281	30.56
Class 529-B	78,953	2,594	30.44
Class 529-C	349,241	11,491	30.39
Class 529-E	67,059	2,203	30.44
Class 529-F-1	68,841	2,256	30.51
Class R-1	85,554	2,817	30.37
Class R-2	711,678	23,491	30.3
Class R-3	1,442,888	47,421	30.43
Class R-4	1,556,243	51,018	30.5
Class R-5	1,235,945	40,388	30.6
Class R-6	1,914,278	62,510	30.62

See Notes to financial statements

Statement of operations for the year ended April 30, 2012	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $5,938)	$1,545,067
Interest	1,719	$1,546,786

Fees and expenses*:
Investment advisory services	101,579
Business management services	23,713
Distribution services	143,454
Transfer agent services	61,238
Administrative services	7,363
Reports to shareholders	2,632
Registration statement and prospectus	653
Trustees� and advisory board�s compensation	1,648
Auditing and legal	256
Custodian	137
State and local taxes	��
Other	1,898	344,571
Net investment income		1,202,215

Net realized gain and unrealized depreciation on investments:
Net realized gain on investments		2,059,717
Net unrealized depreciation on investments		(368,138)
Net realized gain and unrealized depreciation on investments		1,691,579
Net increase in net assets resulting from operations		$2,893,794

* Additional information related to class-specific fees and expenses is included in the Notes to financial statements.
�Amount less than one thousand.

Statements of changes in net assets	(dollars in thousands)

	Year ended April 30
	2012	2011
Operations:
Net investment income	$1,202,215	$1,285,967
Net realized gain on investments	2,059,717	2,288,945
Net unrealized (depreciation) appreciation on investments	(368,138)	4,652,022
Net increase in net assets resulting from operations	2,893,794	8,226,934

Dividends paid to shareholders from net investment income	(1,234,580)	(1,243,402)

Net capital share transactions	(1,185,954)	(3,276,827)

Total increase in net assets	473,260	3,706,705

Net assets:
Beginning of year	54,626,576	50,919,871
End of year (including undistributed net investment income: $310,312 and $342,771, respectively)	$55,099,836	$54,626,576

See Notes to financial statements

Notes to financial statements
1. Organization

Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund�s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes may be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The Fund�s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales	Conversion feature
charge upon redemption
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions	None
within one year of purchase without an
initial sales charge)
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions	Classes B and 529-B convert to
		within six years of purchase	Classes A and 529-A, respectively,
after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1
after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the Fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.
2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income � Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations � Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders � Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
3. Valuation
Capital Research and Management Company ("CRMC"), the Fund�s investment adviser, values the Fund�s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the Fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs � The Fund�s investment adviser uses the following methods and inputs to establish the fair value of the Fund�s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.

When the Fund�s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the Fund�s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the Fund�s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the Fund�s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission (SEC) rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure� The Fund�s board of trustees has delegated authority to the Fund�s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the "Fair Valuation Committee") to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser�s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The Fund�s board and audit committee also regularly review reports that describe fair value determinations and methods.

The Fund�s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser�s compliance group.

Classifications � The Fund�s investment adviser classifies the Fund�s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser�s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the Fund�s valuation levels as of April 30, 2012 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$7,243,884	$ �	$�	$7,243,884
Materials	2,566,944	�	�	2,566,944
Industrials	10,067,272	�	�	10,067,272
Consumer discretionary	5,250,123	�	�	5,250,123
Consumer staples	4,525,988	�	�	4,525,988
Health care	6,551,061	�	�	6,551,061
Financials	5,524,553	�	�	5,524,553
Information technology	4,380,251	�	�	4,380,251
Telecommunication services	3,306,400	�	�	3,306,400
Utilities	2,966,101	�	�	2,966,101
Miscellaneous	644,511	�	�	644,511
Short-term securities	�	2,066,583	�	2,066,583
Total	$53,027,088	$2,066,583	$�	$55,093,671

4. Risk factors

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market conditions � The prices of, and the income generated by, the common stocks and other securities held by the Fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the Fund.

Investing in income-oriented stocks � Income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the Fund invests.

Investing in growth-oriented stocks � Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Management � The investment adviser to the Fund actively manages the Fund�s investments. Consequently, the Fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation � The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

The Fund is not subject to examination by U.S. federal tax authorities or state tax authorities for tax years before 2008.

Non-U.S. taxation � Dividend income is recorded net of non-U.S. taxes paid.

Distributions � Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes.

During the year ended April 30, 2012, the Fund reclassified $179,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $85,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized after April 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of April 30, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$313,820
Post-October capital loss deferral*	(31,482)
Capital loss carryforward expiring 2018�	(2,108,139)
Gross unrealized appreciation on investment securities	13,482,827
Gross unrealized depreciation on investment securities	(455,537)
Net unrealized appreciation on investment securities	13,027,290
Cost of investment securities	42,066,381
*This deferral is considered incurred in the subsequent year.
�Reflects the utilization of capital loss carryforward of $2,077,162,000. The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended April 30
Share class	2012	2011
Class A	$942,606	$973,632
Class B	10,458	17,996
Class C	29,323	31,980
Class F-1	52,121	45,199
Class F-2	19,105	13,696
Class 529-A	26,794	24,426
Class 529-B	1,382	2,077
Class 529-C	5,123	5,071
Class 529-E	1,282	1,209
Class 529-F-1	1,581	1,488
Class R-1	1,291	1,288
Class R-2	11,701	12,373
Class R-3	27,866	27,915
Class R-4	32,794	30,535
Class R-5	28,730	25,113
Class R-6	42,423	29,404
Total	$1,234,580	$1,243,402

6. Fees and transactions with related parties
Business management services � The Fund has a business management agreement with Washington Management Corporation ("WMC"). Under this agreement, WMC provides services necessary to carry on the Fund�s general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Fund�s contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. Under the agreement, all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the Class A average net assets of the Fund on an annual basis. The agreement provides for monthly fees, accrued daily, based on a series of decreasing annual rates beginning with 0.117% on the first $3 billion of daily net assets and decreasing to 0.0375% on such assets in excess of $44 billion. For the year ended April 30, 2012, the business management services fee was $23,713,000, which was equivalent to an annualized rate of 0.046% of average daily net assets. During the year ended April 30, 2012, WMC paid the Fund�s investment adviser $1,404,000 for performing various fund accounting services for the Fund and for The American Funds Tax-Exempt Series I, another registered investment company for which WMC serves as business manager. Johnston, Lemon & Co. Incorporated ("JLC"), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (parent company of WMC), earned $463,000 on its retail sales of shares, including payments under the distribution plans of the Fund. JLC received no brokerage commissions resulting from the purchases and sales of securities for the investment account of the Fund.

Investment advisory services � CRMC, the Fund�s investment adviser, is the parent company of American Funds Distributors,� Inc. ("AFD"), the principal underwriter of the Fund�s shares, and American Funds Service Company� ("AFS"), the Fund�s transfer agent. The Fund has an investment advisory agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.177% on such assets in excess of $89 billion. For the year ended April 30, 2012, the investment advisory services fee was $101,579,000, which was equivalent to an annualized rate of 0.198% of average daily net assets.

Class-specific fees and expenses � Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services � The Fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of April 30, 2012, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services � The Fund has a shareholder services agreement with AFS under which the Fund compensates AFS for providing transfer agent services to each of the Fund�s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the Fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of Fund shareholders.

During the period May 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, R and 529 shares through the fees paid by the Fund to CRMC under the Fund�s administrative services agreement with CRMC as described in the administrative services section on the following page; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement was modified to include Class C, F, R and 529 shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended April 30, 2012, the total transfer agent services fee paid under these agreements was $61,238,000, of which $55,351,000 was paid by the Fund to AFS and $5,887,000 was paid by the Fund to CRMC through its administrative services agreement with the Fund. Amounts paid to CRMC by the Fund were then paid by CRMC to AFS and other third parties.

Administrative services � The Fund has an administrative services agreement with CRMC under which the Fund compensates CRMC for providing administrative services to Class A, C, F, R and 529 shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to Fund shareholders.

During the period May 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, R and 529 shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, R and 529 shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the Fund to CRMC.

For the year ended April 30, 2012, total fees paid to CRMC for performing administrative services were $7,363,000.

529 plan services � Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended April 30, 2012, were as follows (dollars in thousands):

	Distribution	Transfer agent	Administrative	529 plan
Share class	services	services	services	services
Class A	$91,447	$47,936	$1,314	Not applicable
Class B	6,506	797	Not applicable	Not applicable
Class C	17,538	2,053	806	Not applicable
Class F-1	5,345	2,222	1,046	Not applicable
Class F-2	Not applicable	689	339	Not applicable
Class 529-A	2,470	964	536	$1,121
Class 529-B	914	93	44	91
Class 529-C	3,159	302	152	317
Class 529-E	300	41	29	60
Class 529-F-1	�	52	29	61
Class R-1	759	76	40	Not applicable
Class R-2	5,123	2,306	346	Not applicable
Class R-3	6,519	1,991	674	Not applicable
Class R-4	3,374	1,233	710	Not applicable
Class R-5	Not applicable	477	536	Not applicable
Class R-6	Not applicable	6	762	Not applicable
Total class-specific expenses	$143,454	$61,238	$7,363	$1,650

Trustees� and advisory board�s deferred compensation � Independent trustees and advisory board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees� and advisory board�s compensation of $1,648,000, shown on the accompanying financial statements, includes $1,585,000 in current fees (either paid in cash or deferred) and a net increase of $63,000 in the value of the deferred amounts.

Affiliated officers and trustees � All officers and all interested trustees of the Fund are affiliated with WMC. Officers and interested trustees do not receive compensation directly from the Fund.
7. Capital share transactions

Capital share transactions in the Fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended April 30, 2012
Class A	3,370,203	118,779	907,536	32,745	(6,272,448)	(221,087)	(1,994,709)	(69,563)
Class B	21,652	771	10,276	375	(406,991)	(14,502)	(375,063)	(13,356)
Class C	247,800	8,813	28,289	1,031	(464,866)	(16,511)	(188,777)	(6,667)
Class F-1	904,939	31,829	51,021	1,842	(542,466)	(19,166)	413,494	14,505
Class F-2	359,105	12,664	16,480	593	(162,851)	(5,726)	212,734	7,531
Class 529-A	186,014	6,544	26,784	967	(131,623)	(4,641)	81,175	2,870
Class 529-B	3,001	106	1,382	50	(42,977)	(1,531)	(38,594)	(1,375)
Class 529-C	48,164	1,702	5,122	186	(45,010)	(1,598)	8,276	290
Class 529-E	9,246	326	1,282	46	(7,475)	(265)	3,053	107
Class 529-F-1	15,744	553	1,580	57	(13,970)	(496)	3,354	114
Class R-1	24,192	851	1,285	47	(23,277)	(832)	2,200	66
Class R-2	175,426	6,220	11,688	426	(239,619)	(8,535)	(52,505)	(1,889)
Class R-3	402,249	14,159	27,856	1,009	(399,339)	(14,105)	30,766	1,063
Class R-4	481,674	16,936	32,790	1,184	(414,077)	(14,685)	100,387	3,435
Class R-5	446,818	15,876	28,656	1,032	(308,613)	(10,944)	166,861	5,964
Class R-6	628,278	21,784	42,251	1,519	(229,135)	(8,008)	441,394	15,295
Total net increase	7,324,505	257,913	1,194,278	43,109	(9,704,737)	(342,632)	(1,185,954)	(41,610)
(decrease)
Year ended April 30, 2011
Class A	2,865,061	108,757	928,726	35,548	(7,066,688)	(272,315)	(3,272,901)	(128,010)
Class B	20,213	771	17,496	677	(515,859)	(19,956)	(478,150)	(18,508)
Class C	196,421	7,528	30,539	1,178	(371,712)	(14,353)	(144,752)	(5,647)
Class F-1	556,359	21,243	42,538	1,631	(560,045)	(21,701)	38,852	1,173
Class F-2	263,570	10,018	10,963	418	(138,781)	(5,284)	135,752	5,152
Class 529-A	148,141	5,653	24,419	935	(111,715)	(4,309)	60,845	2,279
Class 529-B	2,073	80	2,077	80	(46,983)	(1,821)	(42,833)	(1,661)
Class 529-C	36,490	1,399	5,070	195	(41,566)	(1,610)	(6)	(16)
Class 529-E	6,911	265	1,209	46	(6,841)	(263)	1,279	48
Class 529-F-1	13,793	522	1,487	57	(11,355)	(425)	3,925	154
Class R-1	19,759	764	1,287	49	(17,317)	(662)	3,729	151
Class R-2	148,851	5,717	12,363	477	(204,924)	(7,939)	(43,710)	(1,745)
Class R-3	253,537	9,668	27,902	1,073	(367,185)	(14,223)	(85,746)	(3,482)
Class R-4	402,289	15,463	30,529	1,170	(330,684)	(12,566)	102,134	4,067
Class R-5	241,982	9,164	25,066	959	(243,889)	(9,292)	23,159	831
Class R-6	474,750	18,062	29,396	1,116	(82,550)	(3,169)	421,596	16,009
Total net increase	5,650,200	215,074	1,191,067	45,609	(10,118,094)	(389,888)	(3,276,827)	(129,205)
(decrease)
*Includes exchanges between share classes of the Fund.

8. Investment transactions

The Fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $11,214,493,000 and $13,012,874,000, respectively, during the year ended April 30, 2012.

Financial highlights
		Income (loss) from investment operations1			Dividends and distributions
											Ratio of	Ratio of
			Net gains								expenses to	expenses to
	Net asset		(losses) on		Dividends	Distributions	Total			Net assets,	average net	average net	Ratio
	value,	Net	securities	Total from	(from net	(from	dividends	Net asset		end of	assets before	assets after	of net income
	beginning	investment	(both realized	investment	investment	capital	and	value, end	Total	period	reimbursements/	reimbursements/	to average
	of period	income	and unrealized)	operations	income)	gains)	distributions	of period	return2,3	(in millions)	waivers	waivers3	net assets3
Class A:
Year ended 4/30/2012	$29.66	$0.68	$0.97	$1.65	($0.70)	$ �	($0.70)	$30.61	5.83%	$40,566	0.62%	0.62%	2.39%
Year ended 4/30/2011	25.84	0.70	3.80	4.50	-0.68	�	-0.68	29.66	17.77	41,375	0.63	0.63	2.67
Year ended 4/30/2010	19.81	0.65	6.06	6.71	-0.68	�	-0.68	25.84	34.29	39,349	0.70	0.70	2.80
Year ended 4/30/2009	31.92	0.64	-11.53	-10.89	-0.72	-0.50	-1.22	19.81	-34.50	34,012	0.67	0.65	2.60
Year ended 4/30/2008	36.55	0.71	-2.68	-1.97	-0.72	-1.94	-2.66	31.92	-5.78	60,782	0.60	0.58	2.02
Class B:
Year ended 4/30/2012	29.45	0.47	0.97	1.44	-0.47	�	-0.47	30.42	5.06	511	1.38	1.38	1.68
Year ended 4/30/2011	25.66	0.51	3.75	4.26	-0.47	�	-0.47	29.45	16.88	889	1.39	1.39	1.98
Year ended 4/30/2010	19.67	0.48	6.01	6.49	-0.50	�	-0.50	25.66	33.31	1,249	1.46	1.46	2.07
Year ended 4/30/2009	31.71	0.45	-11.46	-11.01	-0.53	-0.50	-1.03	19.67	-35.01	1,389	1.42	1.40	1.85
Year ended 4/30/2008	36.33	0.44	-2.67	-2.23	-0.45	-1.94	-2.39	31.71	-6.51	2,726	1.36	1.33	1.27
Class C:
Year ended 4/30/2012	29.37	0.45	0.96	1.41	-0.47	�	-0.47	30.31	4.99	1,794	1.42	1.42	1.60
Year ended 4/30/2011	25.60	0.48	3.76	4.24	-0.47	�	-0.47	29.37	16.82	1,934	1.44	1.44	1.86
Year ended 4/30/2010	19.63	0.46	6.00	6.46	-0.49	�	-0.49	25.60	33.23	1,830	1.50	1.50	2.00
Year ended 4/30/2009	31.65	0.44	-11.44	-11.00	-0.52	-0.50	-1.02	19.63	-35.04	1,613	1.47	1.44	1.80
Year ended 4/30/2008	36.26	0.42	-2.66	-2.24	-0.43	-1.94	-2.37	31.65	-6.54	2,979	1.41	1.38	1.22
Class F-1:
Year ended 4/30/2012	29.59	0.66	0.97	1.63	-0.69	�	-0.69	30.53	5.78	2,575	0.66	0.66	2.34
Year ended 4/30/2011	25.77	0.68	3.81	4.49	-0.67	�	-0.67	29.59	17.79	2,067	0.66	0.66	2.62
Year ended 4/30/2010	19.76	0.64	6.04	6.68	-0.67	�	-0.67	25.77	34.26	1,770	0.71	0.71	2.78
Year ended 4/30/2009	31.85	0.64	-11.51	-10.87	-0.72	-0.50	-1.22	19.76	-34.52	1,506	0.67	0.65	2.59
Year ended 4/30/2008	36.48	0.70	-2.68	-1.98	-0.71	-1.94	-2.65	31.85	-5.82	2,947	0.63	0.61	1.99
Class F-2:
Year ended 4/30/2012	29.66	0.74	0.96	1.70	-0.76	�	-0.76	30.60	6.04	881	0.40	0.40	2.59
Year ended 4/30/2011	25.84	0.74	3.81	4.55	-0.73	�	-0.73	29.66	18.05	630	0.41	0.41	2.83
Year ended 4/30/2010	19.81	0.68	6.09	6.77	-0.74	�	-0.74	25.84	34.65	416	0.46	0.46	2.91
Period from 8/5/2008	29.64	0.46	-9.22	-8.76	-0.57	-0.50	-1.07	19.81	-29.77	147	0.445	0.435	3.105
to 4/30/20094
Class 529-A:
Year ended 4/30/2012	29.62	0.65	0.97	1.62	-0.68	�	-0.68	30.56	5.72	1,262	0.71	0.71	2.30
Year ended 4/30/2011	25.80	0.67	3.81	4.48	-0.66	�	-0.66	29.62	17.73	1,138	0.70	0.70	2.58
Year ended 4/30/2010	19.78	0.63	6.05	6.68	-0.66	�	-0.66	25.80	34.20	932	0.76	0.76	2.71
Year ended 4/30/2009	31.89	0.62	-11.52	-10.90	-0.71	-0.50	-1.21	19.78	-34.57	709	0.73	0.71	2.55
Year ended 4/30/2008	36.51	0.67	-2.66	-1.99	-0.69	-1.94	-2.63	31.89	-5.85	1,089	0.69	0.66	1.93
Class 529-B:
Year ended 4/30/2012	29.48	0.44	0.96	1.40	-0.44	�	-0.44	30.44	4.90	79	1.50	1.50	1.55
Year ended 4/30/2011	25.68	0.48	3.77	4.25	-0.45	�	-0.45	29.48	16.79	117	1.50	1.50	1.85
Year ended 4/30/2010	19.69	0.45	6.02	6.47	-0.48	�	-0.48	25.68	33.15	145	1.56	1.56	1.93
Year ended 4/30/2009	31.74	0.42	-11.47	-11.05	-0.50	-0.50	-1.00	19.69	-35.08	126	1.53	1.51	1.74
Year ended 4/30/2008	36.36	0.39	-2.66	-2.27	-0.41	-1.94	-2.35	31.74	-6.62	204	1.49	1.46	1.13
Class 529-C:
Year ended 4/30/2012	29.46	0.43	0.96	1.39	-0.46	�	-0.46	30.39	4.88	349	1.49	1.49	1.52
Year ended 4/30/2011	25.67	0.47	3.78	4.25	-0.46	�	-0.46	29.46	16.79	330	1.49	1.49	1.80
Year ended 4/30/2010	19.68	0.45	6.02	6.47	-0.48	�	-0.48	25.67	33.19	288	1.55	1.55	1.93
Year ended 4/30/2009	31.73	0.43	-11.47	-11.04	-0.51	-0.50	-1.01	19.68	-35.08	226	1.52	1.50	1.75
Year ended 4/30/2008	36.35	0.39	-2.66	-2.27	-0.41	-1.94	-2.35	31.73	-6.62	361	1.49	1.46	1.13
Class 529-E:
Year ended 4/30/2012	29.50	0.58	0.96	1.54	-0.60	�	-0.60	30.44	5.46	67	0.97	0.97	2.04
Year ended 4/30/2011	25.70	0.60	3.79	4.39	-0.59	�	-0.59	29.50	17.40	62	0.98	0.98	2.30
Year ended 4/30/2010	19.71	0.56	6.03	6.59	-0.60	�	-0.60	25.70	33.80	53	1.05	1.05	2.43
Year ended 4/30/2009	31.77	0.55	-11.48	-10.93	-0.63	-0.50	-1.13	19.71	-34.74	41	1.02	1.00	2.26
Year ended 4/30/2008	36.39	0.57	-2.66	-2.09	-0.59	-1.94	-2.53	31.77	-6.14	60	0.98	0.95	1.64

		Income (loss) from investment operations1			Dividends and distributions
											Ratio of	Ratio of
			Net gains								expenses to	expenses to
	Net asset		(losses) on		Dividends	Distributions	Total			Net assets,	average net	average net	Ratio
	value,	Net	securities	Total from	(from net	(from	dividends	Net asset		end of	assets before	assets after	of net income
	beginning	investment	(both realized	investment	investment	capital	and	value, end	Total	period	reimbursements/	reimbursements/	to average
	of period	income	and unrealized)	operations	income)	gains)	distributions	of period	return2,3	(in millions)	waivers	waivers3	net assets3
Class 529-F-1:
Year ended 4/30/2012	$29.58	$0.71	$0.96	$1.67	($0.74)	$ �	($0.74)	$30.51	5.93%	$69	0.49%	0.49%	2.52%
Year ended 4/30/2011	25.77	0.73	3.79	4.52	-0.71	�	-0.71	29.58	17.96	63	0.48	0.48	2.79
Year ended 4/30/2010	19.76	0.68	6.04	6.72	-0.71	�	-0.71	25.77	34.48	51	0.55	0.55	2.91
Year ended 4/30/2009	31.85	0.67	-11.50	-10.83	-0.76	-0.50	-1.26	19.76	-34.41	35	0.52	0.50	2.77
Year ended 4/30/2008	36.47	0.74	-2.66	-1.92	-0.76	-1.94	-2.70	31.85	-5.65	52	0.48	0.45	2.14
Class R-1:
Year ended 4/30/2012	29.44	0.45	0.96	1.41	-0.48	�	-0.48	30.37	4.97	86	1.40	1.40	1.60
Year ended 4/30/2011	25.65	0.48	3.79	4.27	-0.48	�	-0.48	29.44	16.90	81	1.41	1.41	1.86
Year ended 4/30/2010	19.68	0.46	6.01	6.47	-0.50	�	-0.50	25.65	33.21	67	1.47	1.47	1.98
Year ended 4/30/2009	31.72	0.45	-11.46	-11.01	-0.53	-0.50	-1.03	19.68	-34.99	44	1.43	1.41	1.85
Year ended 4/30/2008	36.33	0.42	-2.66	-2.24	-0.43	-1.94	-2.37	31.72	-6.55	67	1.42	1.40	1.20
Class R-2:
Year ended 4/30/2012	29.36	0.46	0.96	1.42	-0.48	�	-0.48	30.30	5.03	712	1.39	1.39	1.63
Year ended 4/30/2011	25.59	0.49	3.76	4.25	-0.48	�	-0.48	29.36	16.85	745	1.41	1.41	1.89
Year ended 4/30/2010	19.62	0.45	6.01	6.46	-0.49	�	-0.49	25.59	33.23	694	1.52	1.52	1.96
Year ended 4/30/2009	31.64	0.43	-11.44	-11.01	-0.51	-0.50	-1.01	19.62	-35.07	548	1.50	1.48	1.77
Year ended 4/30/2008	36.25	0.41	-2.66	-2.25	-0.42	-1.94	-2.36	31.64	-6.57	865	1.44	1.41	1.19
Class R-3:
Year ended 4/30/2012	29.49	0.58	0.97	1.55	-0.61	�	-0.61	30.43	5.47	1,443	0.96	0.96	2.05
Year ended 4/30/2011	25.69	0.60	3.79	4.39	-0.59	�	-0.59	29.49	17.41	1,367	0.97	0.97	2.33
Year ended 4/30/2010	19.70	0.57	6.02	6.59	-0.60	�	-0.60	25.69	33.85	1,280	1.03	1.03	2.45
Year ended 4/30/2009	31.76	0.56	-11.48	-10.92	-0.64	-0.50	-1.14	19.70	-34.72	1,010	0.97	0.95	2.29
Year ended 4/30/2008	36.38	0.58	-2.67	-2.09	-0.59	-1.94	-2.53	31.76	-6.13	1,827	0.95	0.93	1.67
Class R-4:
Year ended 4/30/2012	29.56	0.67	0.96	1.63	-0.69	�	-0.69	30.50	5.79	1,556	0.65	0.65	2.35
Year ended 4/30/2011	25.76	0.68	3.79	4.47	-0.67	�	-0.67	29.56	17.73	1,407	0.66	0.66	2.61
Year ended 4/30/2010	19.75	0.64	6.04	6.68	-0.67	�	-0.67	25.76	34.29	1,121	0.72	0.72	2.75
Year ended 4/30/2009	31.83	0.63	-11.50	-10.87	-0.71	-0.50	-1.21	19.75	-34.52	782	0.69	0.67	2.59
Year ended 4/30/2008	36.46	0.68	-2.68	-2.00	-0.69	-1.94	-2.63	31.83	-5.87	1,125	0.67	0.65	1.95
Class R-5:
Year ended 4/30/2012	29.66	0.75	0.97	1.72	-0.78	�	-0.78	30.60	6.09	1,236	0.35	0.35	2.65
Year ended 4/30/2011	25.83	0.76	3.82	4.58	-0.75	�	-0.75	29.66	18.14	1,021	0.36	0.36	2.92
Year ended 4/30/2010	19.80	0.72	6.05	6.77	-0.74	�	-0.74	25.83	34.62	868	0.42	0.42	3.08
Year ended 4/30/2009	31.92	0.70	-11.53	-10.83	-0.79	-0.50	-1.29	19.80	-34.31	1,129	0.39	0.37	2.91
Year ended 4/30/2008	36.55	0.78	-2.67	-1.89	-0.80	-1.94	-2.74	31.92	-5.57	1,319	0.37	0.35	2.24
Class R-6:
Year ended 4/30/2012	29.68	0.76	0.97	1.73	-0.79	�	-0.79	30.62	6.14	1,914	0.31	0.31	2.68
Year ended 4/30/2011	25.85	0.77	3.82	4.59	-0.76	�	-0.76	29.68	18.18	1,401	0.31	0.31	2.91
Year ended 4/30/2010	19.95	0.71	5.93	6.64	-0.74	�	-0.74	25.85	33.79	807	0.37	0.37	3.03

				Year ended April 30
				2012		2011		2010		2009		2008
Portfolio turnover rate for all share classes				22%		25%		22%		39%		18%

1 Based on average shares outstanding.
2 Total returns exclude any applicable sales charges, including contingent deferred sales charges.
3 This column reflects the impact, if any, of certain reimbursements/waivers from CRMC and WMC. During some of the periods shown, CRMC and WMC reduced fees for investment advisory services and business management services, respectively. In addition, during some of the periods shown, CRMC paid a portion of the Fund�s transfer agent fees for certain retirement plan share classes.
4 Based on operations for the period shown and, accordingly, is not representative of a full year.
5 Annualized.

See Notes to financial statements

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Washington Mutual Investors Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund (the "Fund") at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund�s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
June 11, 2012